VIA EDGAR

                                              May 15, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  EnviroSource, Inc. -- Quarterly Report
          on Form 10-Q for the fiscal quarter
          ended March 31, 1996 (File No. 1-1363)
          --------------------------------------

Ladies and Gentlemen:

     On behalf of EnviroSource, Inc. ("the Company"), I submit for filing the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996.

                                              Very truly yours,


                                              /s/ Christina E. Huben
                                              Christina E. Huben